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                                                               Exhibit 10(b)(ii)


Harsco Corporation
Harsco Finance BV
Harsco Investment Limited
c/o Harsco House
Regent Park
299 Kingston Road
Leatherhead
Surrey
KT22 7SG

                                                              21st February 2002

Dear Sirs

$50,000,000 364 DAY MULTICURRENCY REVOLVING FACILITY AGREEMENT DATED 12 JANUARY 2001 (THE "FACILITY AGREEMENT")

Unless the context requires otherwise, terms defined in the Facility Agreement shall have the same meaning in this letter.

1.      AMENDMENTS TO FACILITY AGREEMENT

        Further to your request to extend the Availability Period in accordance with Clause 7.3 (Extension) of the Facility Agreement and to make certain other amendments to the Facility Agreement, we confirm our agreement, subject to receiving the documents and confirmations set out in paragraph 3 (conditions precedent to extension) in form and substance satisfactory to us, to amend the Facility Agreement as follows:

1.1     CLAUSE 1 (DEFINITIONS AND INTERPRETATION)

1.1.1 In the definition of "Final Maturity Date", the words "the date which is 364 days from the date of this Agreement" in the second line of paragraph (a) shall be deleted and shall be replaced with the words "the date which is 364 days from 12 January 2002".

1.1.2 The definition of "Original Financial Statements" shall be amended as follows:

        (a) the words "31 December 1999" shall be deleted from paragraph (a) and shall be replaced by the words "31 December 2000";

        (b)     the words "30 September 2000" shall be deleted from paragraph
                (b) and shall be replaced by the words "30 September 2001"; and

        (c)     the words "30 September 2000" shall be deleted from paragraph
                (c) and shall be replaced by the words "30 September 2001".

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1.2     CLAUSE 7.2 (TERM-OUT)

        The words "five years" in each of sub-clause 7.2(b)(i) and sub-clause 7.2(b)(iv) shall be deleted and replaced with the words "two years".

1.3     CLAUSE 19.8(a) (TAXES)

        The last sentence of Clause 19.8(a) (Taxes) shall be deleted and replaced with the following:

        "The Guarantor has not given any waiver of the statute of limitations relating to payment of U.S. federal taxes, but has in the ordinary course of business given extensions or waivers of the statute of limitations relating to various state, local and foreign taxes or impositions, none of which might reasonably be expected to result in a Material Adverse Effect."

1.4     CLAUSE 19.11 (FINANCIAL STATEMENTS)

1.4.1 Clause 19.11(b) (Financial statements) shall be deleted and replaced with the following:

        "(b) other than in relation to the Guarantor, its Original Financial Statements fairly represent in all material respects, its financial condition as at such dates and the results of its operations for the fiscal year and three-month period ended on such dates (subject, in the case of the financial statements as at 30 September 2001 to normal year-end audit adjustments) unless expressly disclosed to the contrary in those financial statements or in writing by the Guarantor to the Lender on or before the date of this amendment."

1.4.2 The date referred to in Clause 19.11(c) shall be amended from "31 December 1999 to 31 December 2000".

1.4.3   A new Clause 19.11(d) shall be inserted as follows:

        "(d) in relation to the Guarantor, the report on Form 10-K for the period ending 31 December 2000 and the report on Form 10-Q for the period ending 30 September 2001 filed by the Guarantor with the U.S. Securities and Exchange Commission are the most current 10-K and 10-Q financial statements of the Guarantor and fairly represent in all material respects the Guarantor's financial position as at those dates."

1.5     CLAUSE 19.13 (NO PROCEEDINGS PENDING OR THREATENED)

        References to the Guarantor's form 10-K and 10-Q dated 16 March 2000 and 14 November 2000 shall be replaced by 15 March 2001 and 8 November 2001 respectively. The words "and other than, in relation to the Guarantor only, various on-going legal actions in which the Guarantor has been named as a defendant further details of which are set out in the side letter from the Guarantor to the Obligors dated 20th February 2002" shall be inserted after the words "and filed with the Securities and Exchange Commission" in Clause 19.13 (No proceedings pending or threatened).


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2       UP-FRONT FEE AND AMENDMENT TO MARGIN, COMMITMENT FEE AND UTILISATION FEE

        By accepting the terms of this letter and in consideration for us agreeing to extend the Availability Period under the Facility Agreement and to amend the Facility Agreement as set out above, you agree:

        (a) to pay an up-front fee of $35,000 payable to Citibank N.A on the date of this letter;

        (b) that the definition of "Margin" under Clause 1.1 in the Facility Agreement shall be amended as follows:

                (i) the figure set out in paragraph (a) shall be increased to "0.5"; and

                (ii) the figure set out in paragraph (b) shall be increased to "0.6";

        (c) that the Commitment Fee payable under Clause 12.1(a) shall be increased to 0.20 per cent. per annum;

        (d) that the Utilisation Fee payable under Clause 12.2(a) shall be increased to 0.15 per cent. per annum; and

        (e) that the increases in Margin, Commitment Fee and Utilisation Fee referred to in paragraphs 2(b), 2(c) and 2(d) above shall apply to any such Margin, Commitment Fees and Utilisation Fees payable by the Obligor in relation to any period commencing on or after 12 January 2002.

3       CONDITIONS PRECEDENT TO AMENDMENT OF THE FACILITY AGREEMENT

        The amendments set out in paragraph 1 above shall come into effect on the date on which we confirm to you in writing that we have received all of the documents, payments and confirmations listed below in form and substance satisfactory to us:

        (a) confirmation from the Obligors that the representations set out in Clause 19 (Representations) of the Facility Agreement (as amended by paragraph 1 above) are correct by reference to the facts and circumstances then existing as at the date on which all of the conditions set out in this paragraph 3 are satisfied and that no Event of Default has occurred as at such date;

        (b) confirmation that there has been no change in the constitutional documents of each Obligor from the certified copies of such constitutional documents which were provided to the Lender in January 2001 or, if this is not the case, a certified copy of each such constitutional document;

        (c) a copy certified a true, complete and up to date copy by a duly authorised officer of the relevant Obligor of a board resolution of each Obligor approving the amendments to the Facility Agreement set out in this letter and authorising a named person or persons to sign this letter and any other letters, confirmations or documents to be delivered by the Obligors pursuant to this letter or the Facility Agreement (as amended by this letter);


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        (d)    a certificate of a duly authorised officer of the Obligors setting out the names and signatures of the persons authorised to sign this letter and any other related letters, confirmations or documents on behalf of the Obligors; and

4       FACILITY AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT

        Save as expressly amended in this letter, the terms and conditions of the Facility Agreement remain in full force and effect.

5       LETTER AS A FINANCE DOCUMENT

        This letter shall be designated as a Finance Document for the purposes of the Facility Agreement.

6       GOVERNING LAW AND JURISDICTION

        This letter shall be governed by and construed in accordance with English law and the Obligors expressly submit to the non-exclusive jurisdiction of the courts of England and Wales.

7       COUNTERPARTS

        This letter may be signed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.

8       CONFIRMATION

        Please confirm your agreement to the terms of this letter and please confirm the matters set out in paragraphs 3(a) and 3(b) above by countersigning and returning to us the enclosed copy of this letter.


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Yours sincerely,



/S/  Joronne J. Jeter
--------------------------------


for and on behalf of
CITIBANK, N.A.

We confirm our agreement to the above and we confirm the matters set out in paragraph 3(a) and 3(b) above:

For and on behalf of
HARSCO CORPORATION

/S/  Salvatore D. Fazzolari
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Salvatore D. Fazzolari
Senior Vice President, Chief
Financial Officer & Treasurer



For and on behalf of
HARSCO FINANCE B.V.

/S/  Salvatore D. Fazzolari
--------------------------------
Salvatore D. Fazzolari
Director



For and on behalf of
HARSCO INVESTMENT LIMITED

/S/  Salvatore D. Fazzolari
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Salvatore D. Fazzolari
Director


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